UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09032
STI Classic Variable Trust
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)
Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio	43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/07
Item 1. Reports to Stockholders.

2007 Annual Report

STI Classic Variable Trust

December 31, 2007

STI Classic
VARIABLE TRUST

TABLE OF CONTENTS
STI CLASSIC VARIABLE TRUST December 31, 2007

Letter to Shareholders	1

Management Discussion of Fund Performance
Large Cap Core Equity Fund	3
Large Cap Growth Stock Fund	5
Large Cap Value Equity Fund	7
Mid-Cap Core Equity Fund	9
Small Cap Value Equity Fund	11

Schedules of Portfolio Investments	13

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	35

Other Federal Tax Information	36

Trustees and Officers of the STI Classic Variable Trust	37

Additional Information	39
Past performance does not guarantee future results.
The following information and opinions are for general information only. STI Classic Variable Trust and Trusco Capital Management, Inc. do not assume liability for any loss which may result from the reliance by any person upon such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security, or as offering individual or personalized investment advice.
This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the STI Classic Variable Trust can be found in the fund’s prospectus. To obtain more information, call 1-888-784-3863. Please read the prospectus carefully before investing.
STI Classic Variable Trust is distributed by Foreside Distribution Services, L.P., which is not affiliated with Trusco Capital Management, Inc.

LETTER TO SHAREHOLDERS
STI CLASSIC VARIABLE TRUST December 31, 2007
Dear Valued STI Classic Variable Trust Shareholder,
The fourth quarter was challenging for the markets, as fear replaced greed as the primary motivating force for investors. Economic momentum slowed, stocks fell, and bonds gained amid concern over the health of the economy and corporate profits
Economic momentum continued to fade as housing and subprime mortgage market weakness seemed to spread more broadly. Consumer spending showed signs of softening despite an early and extended holiday shopping season. Energy prices marched to record levels sapping disposable income and nudging core inflation higher. Job growth remained positive but slowed as did overall manufacturing activity. The major area of ongoing strength was in global growth and U.S. exports.
The Federal Reserve Board (the “Fed”) grappled with the conflicting pressures of weakening growth, credit market strains and rising inflation pressures. Ultimately the risks to growth outweighed the threat of higher inflation, and the Fed lowered the overnight fed funds rate to 4.25% from the 5.25% peak during the summer. The Fed also created the Term Auction Facility in coordination with other central banks to provide liquidity to banks holding illiquid mortgage and credit related securities.
Fading momentum in the economy and in corporate earnings growth as well as the mounting concern over credit quality and potential write-offs pushed equity markets lower in the final quarter. One of the broad based market indicators, the Russell 3000® Index, lost 3.34% but finished the year with a 5.14% gain. The MSCI EAFE international index fell a more modest 1.75% for the quarter and rose 11.17% for the close of 2007. More defensive sectors like Energy, Utilities, Heath Care and Consumer Staples outperformed, while Consumer Discretionary and Financials trailed. Large-Caps and the Growth style outperformed Small-Caps and the Value style in domestic markets as risk aversion became a major concern. Large-Caps also outperformed Small-Caps in International markets, while continued strength in the BRIC countries (Brazil, Russia, India, and China) lifted Emerging Market stocks.
Investment-grade bond indexes improved during the quarter led by a flight to high quality Treasury bonds. The Lehman U.S. Aggregate Bond Index rose 3.00% for the quarter and 6.97% for the year. The yield on the 10-Year Treasury note fell to 4.03% and the yield curve steepened. Credit spreads widened and High Yield markets fell. In the alternative investment arena, commodities rose in the fourth quarter, as did most hedge fund strategies, but REITs fell sharply.
Looking ahead, we see the challenges continuing into the first half of 2008. We are likely to experience recession-like economic conditions early in the year whether or not Real Gross Domestic Product1 growth is slightly positive or slightly negative. Housing weakness will remain a key focus especially as it relates to the health of the consumer. Credit market strains will also remain an issue until questionable asset valuations are more appropriately priced. We expect corporate earnings estimates for 2008 will be revised lower, therefore equity market turbulence could continue over the near term. We believe that the softer economy will help lower core inflation pressures, and we project a cyclical decline in energy costs. At the start of the New Year, we anticipate further weakness in the dollar, however, we will be watchful for signs of strength as the economy stabilizes.

Despite these near-term concerns, it is important to remember there are some very positive fundamental factors and developments in place that could help limit the duration and severity of any market correction. To begin with, equity valuations are quite reasonable both in absolute terms and relative to bond yields. Inflation and bond yields are also at the low end of their historical ranges, which suggests a positive climate for long-term growth. Finally, the Fed has begun to lower interest rates after much public waffling and the yield curve is becoming steeper. Both of these developments are positive for the stock market.
The economy and financial markets came under pressure in the fourth quarter, and the strains could continue into the first half of 2008. However, we believe any correction will be limited in depth and duration.

Sincerely,

David H. Eidson	Ashi S. Parikh
Chairman and CEO	Executive Vice President
Trusco Capital Management, Inc.	Chief Investment Officer of Equities
Trusco Capital Management, Inc.

[1]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

LARGE CAP CORE EQUITY FUND (formerly Large Cap Relative Value Fund)
STI CLASSIC VARIABLE TRUST December 31, 2007
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2007?

A:	The Fund had a strong first half of the year, but underperformed the S&P 500 Index by a fairly significant margin in the second half. For the fourth quarter of 2007, the Fund returned -5.78% versus -3.33% for the benchmark and 0.79% versus 5.49% for the 12-month period, respectively.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2007?

A:	During the first quarter, the Fund’s returns were in line with the benchmark, with negative contributions from stock selection in Health Care and Materials nearly offset by positive contributions from stock selection across the other sectors. However, the tide turned at the close of the second quarter, with stock selection leading the way to significant outperformance of the benchmark. Half of the contribution came from four proposed takeover transactions, including First Data, SLM Corp, Alltel and Huntsman Chemical.*

The tide, which flowed nicely for the Fund during the first and second quarter, pulled out just as quickly in the third and fourth quarters. Stock selection, typically the primary contributor to Fund performance was a significant detractor during the third quarter. The slowdown in the housing market and the credit crunch had a significant impact on several of our holdings. The fourth quarter wasn’t much better, as the Fund continued to underperform. Our move away from pro-cyclicals and toward more emphasis on growth at a reasonable price (“GARP”) has been early, as GARP strategies have underperformed. Performance was also hampered by a lack of participation in high momentum issues.* We certainly are not satisfied with the Fund’s performance in the second half of the year, but we believe the positioning moves we have made will lead to outperformance over the longer term.

Q:	How do you plan to position the Fund, based on market conditions?

A:	Heading into 2008, we continue to deemphasize Financial Services, Consumer Discretionary, and economically sensitive issues, but remain interested in select bargain hunting in these areas. Our largest overweighting remains in the Technology area which continues to offer an attractive mix of growth potential and reasonable valuation levels. In fact, we expect our stock selection across the entire portfolio to focus on attractive growth potential at prices that still make sense for long-term commitments.*

The cornerstone of our approach is to invest beyond the vagaries and unpredictable short-term swings of the marketplace, and to focus on opportunities that over the longer term have produced acceptable return for the risk taken. In times of market transition, our strategy can experience periods of underperformance. We believe that the actions taken within the Fund have positioned it to capture the increasing appeal of growth at a reasonable price, and expect that strategy to be more rewarding in 2008 than it proved to be in the second half of 2007.
Past performance does not guarantee future results.

LARGE CAP CORE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Growth of $10,000 Investment (as of December 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 12/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s primary benchmark changed form the Russell 1000® Value Index to the S&P 500 Index to better reflect the Fund’s investment style. The Russell® Value Index is the Fund’s secondary index. The Fund is measured against the S&P 500 Index and the Russell 1000® Value Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 1000® Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The performance of the indices is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2007)

One Year	Three Years	Five years	Annualised Inception to Date (12/30/99)
0.79%	8.49%	13.04%	5.31%

Prospectus Expense Ratio1

Gross	1.23%
Net	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Core Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments(as a percentage of total investments)*

LARGE CAP GROWTH STOCK FUND (formerly Capital Appreciation Fund)
STI CLASSIC VARIABLE TRUST December 31, 2007
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2007?

A:	The Fund performed quite well relative to the Russell 1000® Growth Index in 2007, returning 2.70% versus the benchmark’s -0.77% for the fourth quarter and 15.28% versus the benchmark’s 11.81% for the 12-month period. The Fund also outperformed the market, for the 3- and 12-month periods, as measured by the S&P 500 Index, which returned -3.33% and 5.49%, respectively.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2007?

A:	The current team took over management of the Fund in March 2007. We were quickly able to implement a very structured process that seeks to minimize the impact of unintended exposures. To do this, we adjusted the portfolio so the sector weights within the Fund were closely aligned with the sector weights of the benchmark. We believe that there are plenty of growth opportunities within each sector, and do not want to be in a position where specific sector performance hinders Fund performance relative to the benchmark. This approach puts the burden on us to pick individual stocks that have the potential to outperform. In the latter half of 2007, we were able to do just that. After the second quarter, the Fund’s return of 5.12% trailed the Russell 1000® Growth Index return of 8.13%. As of the 12-month period ended December 31, 2007, the Fund outperformed the benchmark by more than 3.4%, as we mentioned. The vast majority of this outperformance was due to superior stock selection.

Q:	How do you plan to position the Fund, based on market conditions?

A:	The investment team continues to focus on stocks that best fit our investment criteria: those with positive fundamental trends leading to rising earnings and earnings quality, efficiently managed capital structures and reasonable valuations. The team attempts to derive the majority of outperformance through stock selection and minimize the potential impact of unintended style bias and macroeconomic risk. This bottom-up stock selection coupled with disciplined risk management is cornerstone to the investment process.
Past performance does not guarantee future results.

LARGE CAP GROWTH STOCK FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Growth of $10,000 Investment (as of December 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s benchmark changed from the S&P 500 Index to the Russell 1000®Growth Index to better reflect the Fund’s investment style. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the indices is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2007)

One Year	Three Years	Five years	Ten Years
15.28%	8.18%	9.87%	5.52%

Prospectus Expense Ratio1

Gross	1.28%
Net	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Growth Stock Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

LARGE CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risks that the broad market may not recognize their intrinsic value.
Management Discussion of Fund performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2007?

A:	For the fourth quarter of 2007, the Fund performed well relative to the Russell 1000® Value Index, with a total return of -5.65% versus the -5.80% return for the Fund’s index. For the 12-month period the Fund significantly outperformed the benchmark with a total return of 3.56% versus the benchmark return of -0.17%. In the general market, this was the first year that Value stocks underperformed Growth stocks since 1999.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2007?

A:	The Fund outperformed the benchmark in each quarter, with the most significant outperformance coming in the second quarter. During that quarter, approximately two-thirds of the outperformance was due to stock selection, specifically, superior stock selection in Utilities, Energy and Financials. Within Energy, the oil companies continued to thrive as Marathon Oil, Exxon Mobil, Chevron, and ConocoPhillips were among the top contributors during the quarter.*

The third quarter was also a very strong quarter, in which our sector weighting decisions played a key role in outperformance. Being significantly underweight in Financials and overweight in Industrials had positive contributions to overall Fund performance.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	During the fourth quarter, the Fund increased its weighting in Consumer Discretionary stocks to an equal weight position as the recent sector weakness has provided numerous investment opportunities. We are also looking for opportunities in the Financials sector but are cautious as it continues to be difficult to discern what actual book values are. Following the recent run in oil prices and energy stocks, we reduced our holdings in the Energy sector to an underweight position. We are also looking to reduce our exposure to Industrials and Materials as our holdings continue inching toward their target prices.*

The Fund will continue to focus on finding high quality companies with well-defined dividend policies trading at discounts to their historical valuations. As we reduce exposure to those sectors with recent strong performance, we will rotate toward those sectors which provide a more favorable risk/reward profile.*
Past performance does not guarantee future results.

LARGE CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Growth of $10,000 Investment (as of December 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell 1000® Value Index. The Russell 1000® Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns (as of December 31, 2007)

One Year	Three Years	Five years	Ten Years
3.56%	9.58%	13.31%	6.06%

Prospectus Expense Ratio1

Gross	1.12%
Net	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Large Cap Value Equity Stock Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

MID-CAP CORE EQUITY FUND (formerly Mid-Cap Equity Fund)
STI CLASSIC VARIABLE TRUST December 31, 2007
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk or failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of fund performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2007?

A:	The Fund had relatively strong performance relative to the Russell Midcap® Index in the first and third quarters that was offset by underperformance in the second and fourth quarters. For the fourth quarter, the Fund and benchmark returned -3.97% and -3.55%, respectively. For the 12-month period, the Fund returned 5.18% versus 5.60% for the benchmark.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2007?

A:	As is usually the case, stock selection was the primary contributor to Fund returns in each quarter of the year. In the first and third quarter, stock selection had positive contributions. In the first quarter, Tesoro from the Energy sector and Sotheby’s from the Consumer Discretionary sector were the top individual contributors to the Fund’s relative performance. Refining stocks like Tesoro did well in the first quarter and Sotheby’s benefited from a robust art and collectibles sales market. Three merger announcements that related to stocks in the portfolio had a significant positive impact on Fund returns in the third quarter.*

Stock selection was a drag on performance during the second and fourth quarters. In the second quarter, Consumer Discretionary and Technology were the main culprits. On the Consumer side, the Fund’s retail and apparel holdings struggled as concerns surrounding consumer spending took hold amid the twin headwinds of high gas prices and the growing fallout from mortgage markets. In the Technology area, earnings disappointments from two names dampened what was otherwise a reasonable showing in the sector. The fourth quarter had fairly significant negative contributions from Consumer Discretionary and Health Care that were partially offset by positive contributions from Industrials, Technology and Materials.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	Our decisions to reduce exposure to Financial Services (mortgage- and credit-related names in particular) and Consumer Discretionary issues over the course of 2007 proved to be beneficial to portfolio results. Outside of select bargain hunting in these areas, we do not plan to make significant changes in our weightings in the near-term. Our largest overweighting remains in the Technology area and we believe that sector continues to offer an attractive mix of growth potential and reasonable valuation levels. In fact, we expect our stock selection across the entire portfolio to focus on attractive growth potential at prices that make sense for long-term commitments. As we end the year and begin a new one, we are pleased with the progress made in sharpening the Fund’s focus in 2007, as well as the improvement in relative performance from 2006. We look forward to building upon that foundation in 2008.*
Past performance does not guarantee future results.

MID-CAP CORE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Growth of $10,000 Investment (as of December 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell Midcap®Index, an unmanaged capitalization-weighted index that tracks the performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns(as of December 31, 2007)

One Year	Three Years	Five years	Ten Years
5.18%	10.01%	15.07%	5.81%

Prospectus Expense Ratio1

Gross	1.46%
Net	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Mid-Cap Core Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SMALL CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risks that the broad market may not recognize their intrinsic value.
Management Discussion of Fund performance

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2007?

A:	The Fund had a very strong year relative to the Russell 2000® Value Index but during the fourth quarter gave back just a bit of its large outperformance. For the 12-month period, the Fund outperformed the benchmark by 12.33%, returning 2.55% versus -9.78% for the benchmark.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2007?

A:	Fortunately, most of the factors that influenced performance had a positive impact on it. For the first three quarters, stock selection had a significant positive impact on overall Fund performance. In the first quarter, the contribution from sector weights was slightly less than that of stock selection and in the second quarter it was slightly more. In the third quarter, more than 80% of the positive contribution came from stock selection.*

On the sector weight side, large underweights in Financials and Technology helped the Fund throughout the year as did overweights in Industrials and Healthcare. Acquisitions helped some individual securities provide significant contributions to Fund returns throughout the year, including First Republic and Hub International. Dynamic Materials was also a key contributor in the third quarter because of its exposure to the robust oil and gas market and ship building which is driving growth.*

After a very strong run through the third quarter, the Fund gave back a little in the fourth quarter. The Fund underperformed the benchmark, due in part to a negative contribution from stock selection in Healthcare.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	The Fund continues to significantly overweight Industrial stocks due to our bullish outlook for individual companies; however, we have trimmed a number of our Industrial holdings due to their recent strong performance. Healthcare is another area in which we are significantly overweight due to the many companies with attractive valuations. We continue to add to the Consumer Discretionary sector as we continue to find attractive opportunities during the recent sector weakness.*

Although Financials are significantly underweight, we are looking for opportunities to add to the sector. Specifically, we are seeing opportunities in the Insurance industry as some of those companies are getting caught up in the financial headlines but have no exposure to any of the troubled debt. We continue to be underweight in the Information Technology sector because of a limited number of companies with attractive valuations.*

We continue to be cautious concerning valuations in the Small Cap Value equity arena. As many securities are experiencing significant price declines, we are starting to see more attractive valuations in many companies we are looking at as potential investments.
Past performance does not guarantee future results.

SMALL CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2007
Growth of $10,000 Investment (as of December 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell 2000® Value Index, an unmanaged index which is comprised of the securities in the Russell 2000®Index with a less-than-average growth orientation. Companies in the Russell index generally have low price-to-book and price-to-earnings ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
Average Annual Total Returns(as of December 31, 2007)

One Year	Three Years	Five years	Ten Years
2.55%	10.04%	18.03%	10.34%

Prospectus Expense Ratio1

Gross	1.44%
Net	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For additional information related to the Small Cap Value Equity Fund, please contact your Investment Professional or the funds directly at 1-888-784-3863.

[1]	Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.

During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*	Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Core Equity Fund

	Shares	Value($)

Common Stocks (94.7%)
Consumer Discretionary (7.4%)
Darden Restaurants, Inc.	4,700	130
McGraw-Hill Cos., Inc. (The)	3,000	132
Omnicom Group, Inc.	3,200	152
Sony Corp. ADR	3,075	167
Target Corp.	1,000	50
Time Warner, Inc.	13,000	215
Walt Disney Co. (The) (a)	4,400	142

		988

Consumer Staples (12.3%)
Anheuser-Busch Cos., Inc.	2,900	152
Cadbury Schweppes PLC ADR	4,000	197
ConAgra Foods, Inc.	8,300	197
CVS/Caremark Corp.	6,700	266
Kraft Foods, Inc.	5,900	193
PepsiCo, Inc.	3,000	228
Procter & Gamble Co. (The)	3,375	248
Wal-Mart Stores, Inc.	3,100	147

		1,628

Energy (9.4%)
Anadarko Petroleum Corp.	2,400	158
Baker Hughes, Inc.	1,950	158
Chevron Corp.	2,800	261
Exxon Mobil Corp.	4,000	375
Halliburton Co.	4,400	167
Valero Energy Corp.	1,900	133

		1,252

Financials (15.8%)
American International Group, Inc.	3,000	175
Ameriprise Financial, Inc.	3,310	182
Bank of America Corp.	4,500	186
Bear Stearns Cos., Inc. (The)	1,100	97
Berkshire Hathaway, Inc., Cl B*	50	237
Legg Mason, Inc.	2,000	146
MetLife, Inc.	2,500	154
Morgan Stanley	3,800	202
Principal Financial Group, Inc.	3,500	241
State Street Corp.	2,000	162
UBS AG ADR	3,500	161
Wells Fargo & Co.	5,000	151

		2,094

Health Care (10.9%)
Abbott Laboratories	3,600	202
Bristol-Myers Squibb Co.	5,500	146
Cardinal Health, Inc.	2,600	150
Covidien Ltd.	5,500	244
Johnson & Johnson	2,600	173
Medtronic, Inc.	4,000	201
Schering-Plough Corp.	7,900	211
UnitedHealth Group, Inc.	2,200	128

		1,455

Industrials (11.2%)
3M Co.	1,500	126
Burlington Northern Santa Fe Corp.	1,460	122
Eaton Corp.	1,300	126
Emerson Electric Co.	2,500	142
Equifax, Inc.	5,000	182
General Electric Co.	7,000	259
Goodrich Corp.	2,500	177
Tyco International Ltd.	5,000	198
United Technologies Corp.	2,040	156

		1,488

Information Technology (20.2%)
Accenture Ltd., Cl A (a)	5,200	187
eBay, Inc.*	4,650	154
Cisco Systems, Inc.*	13,300	360
Dell, Inc.*	7,025	172
Intel Corp.	10,000	267
Microsoft Corp.	9,000	321
Motorola, Inc.	10,000	161
Nokia Corp. ADR	4,900	188
Oracle Corp.*	4,660	105
Paychex, Inc.	5,000	181
Texas Instruments, Inc.	5,000	167
Tyco Electronics Ltd.	4,800	178
Western Union Co.	10,000	243

		2,684

Materials (1.1%)
Praxair, Inc.	1,600	142

Telecommunication Services (3.8%)
AT&T, Inc.	7,500	312
Sprint Nextel Corp.	14,400	189

		501

Utilities (2.6%)
Duke Energy Corp.	7,800	157
Edison International	3,500	187

		344

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Core Equity Fund—concluded

	Shares	Value($)

Total Common Stocks (Cost $10,825)		12,576

Short-Term Investments (2.3%)
Credit Suisse Enhanced
Liquidity Fund (b)	301,325	301

Total Short-Term Investments (Cost $301)		301

Money Market Funds (4.1%)
STI Classic Institutional Cash Management Money Market Fund (c)	551,437	551

Total Money Market Funds (Cost $551)		551

Total Investments (Cost $11,677) (d) — 101.1%		13,428
Liabilities in excess of other assets — (1.1)%		(144)

Net Assets — 100.0%		$13,284

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan at December 31, 2007. The total value of securities on loan at December 31, 2007 in thousands was $287.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (99.9%)
Consumer Discretionary (9.8%)
Amazon.com, Inc.* (a)	5,100	472
Apollo Group, Inc., Cl A* (a)	6,440	452
GameStop Corp., Cl A*	7,965	495
Johnson Controls, Inc.	13,500	486
McDonald’s Corp.	11,400	671
NIKE, Inc., Cl B	4,400	283
Target Corp.	3,955	198
Walt Disney Co. (The) (a)	12,115	391

		3,448

Consumer Staples (10.3%)
Anheuser-Busch Cos., Inc.	9,075	475
Avon Products, Inc. (a)	10,700	423
Colgate-Palmolive Co.	7,480	583
Costco Wholesale Corp. (a)	6,440	449
PepsiCo, Inc.	10,905	828
Procter & Gamble Co. (The)	11,680	858

		3,616

Energy (9.3%)
Cameron International Corp.*	10,880	524
Diamond Offshore Drilling, Inc. (a)	3,485	495
Exxon Mobil Corp.	6,530	612
Halliburton Co.	13,730	520
Schlumberger, Ltd.	8,085	795
Transocean, Inc.*	2,339	335

		3,281

Financials (7.2%)
AFLAC, Inc.	10,640	666
Goldman Sachs Group, Inc. (The)	2,245	483
MasterCard, Inc., Cl A (a)	2,060	443
Principal Financial Group, Inc.	5,010	345
State Street Corp.	7,250	589

		2,526

Health Care (14.9%)
Aetna, Inc.	12,690	733
Allergan, Inc.	8,300	533
Baxter International, Inc.	13,330	774
Covance, Inc.*	2,100	182
Express Scripts, Inc.*	8,820	644
Gilead Sciences, Inc.*	15,600	718
Johnson & Johnson	10,240	683
Merck & Co., Inc.	16,840	978

		5,245

Industrials (13.9%)
AGCO Corp.* (a)	6,340	431
Boeing Co. (The)	7,300	638
Cooper Industries, Ltd., Cl A	6,625	350
Cummins, Inc.	3,765	480
Deere & Co.	5,630	524
Emerson Electric Co.	11,225	636
Fluor Corp.	1,640	239
Honeywell International, Inc.	10,945	674
Precision Castparts Corp.	2,475	343
Raytheon Co.	9,470	575

		4,890

Information Technology (31.0%)
Adobe Systems, Inc.*	12,875	550
Apple, Inc.*	7,015	1,389
ASML Holding NV*	12,590	394
Cisco Systems, Inc.*	42,215	1,143
EMC Corp.*	18,885	350
Google, Inc., Cl A*	1,295	895
Hewlett-Packard Co.	18,840	951
Intel Corp.	21,080	562
International Business Machines Corp. (a)	3,200	346
Juniper Networks, Inc.*	12,065	401
MEMC Electronic Materials, Inc.*	6,440	570
Microsoft Corp.	34,825	1,241
NVIDIA Corp.*	13,357	454
Oracle Corp.*	25,555	577
Research In Motion, Ltd.*	3,240	367
Waters Corp.*	5,060	400
Western Digital Corp.*	10,115	306

		10,896

Materials (3.5%)
Praxair, Inc.	7,065	627
Southern Copper Corp. (a)	3,000	315
The Mosaic Co.*	2,860	270

		1,212

Total Common Stocks (Cost $27,664)		35,114

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund—concluded

	Shares	Value($)

Short-Term Investments (9.3%)
Credit Suisse Enhanced
Liquidity Fund (b)	3,259,700	3,260

Total Short-Term Investments (Cost $3,260)		3,260

Money Market Funds (0.3%)
STI Classic Institutional Cash Management Money Market Fund (c)	91,934	92

Total Money Market Funds (Cost $92)		92

		—
Total Investments (Cost $31,016) (d) — 109.5%		38,466
Liabilities in excess of other assets — (9.5)%		(3,342)

Net Assets — 100.0%		$35,124

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan at December 31, 2007. The total value of securities on loan at December 31, 2007 in thousands was $3,158.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks (94.7%)
Consumer Discretionary (6.1%)
Darden Restaurants, Inc.	5,676	157
Foot Locker, Inc.	11,750	161
J.C. Penney Co., Inc.	3,550	156
Marriott International, Inc., Cl A	7,650	262
Mattel, Inc.	7,500	143
News Corp., Cl A	14,800	303
OfficeMax, Inc.	7,085	146
Pitney Bowes, Inc.	6,600	251
Time Warner, Inc.	13,500	223

		1,802

Consumer Staples (11.4%)
Avery Dennison Corp.	4,150	220
Avon Products, Inc. (a)	7,100	281
Campbell Soup Co.	4,300	153
Clorox Co. (The) (a)	4,400	287
Colgate-Palmolive Co.	3,600	281
ConAgra Foods, Inc.	13,150	313
CVS/Caremark Corp.	6,150	244
Fomento Economico Mexicano S.A.B. de C.V. ADR	4,094	156
Harman International Industries, Inc.	2,250	166
Hershey Co. (The)	7,650	301
Home Depot, Inc. (The)	5,300	143
New York Times Co., Cl A (The) (a)	8,950	157
PepsiCo, Inc.	3,100	235
Procter & Gamble Co. (The)	3,850	283
Wal-Mart Stores, Inc.	3,150	150

		3,370

Energy (12.5%)
BJ Services Co.	6,050	147
Chevron Corp.	8,400	784
ConocoPhillips	10,200	901
Exxon Mobil Corp.	11,200	1,050
Marathon Oil Corp.	6,200	377
Spectra Energy Corp.	9,740	252
Tidewater, Inc.	3,100	170

		3,681

Financials (21.9%)
American International Group, Inc.	8,350	487
Bank of America Corp.	17,150	708
Citigroup, Inc.	21,141	622
Colonial BancGroup, Inc. (The)	10,700	145
Genworth Financial, Inc., Cl A	11,100	282
Hartford Financial Services Group, Inc. (The)	3,150	275
HCC Insurance Holdings, Inc.	6,400	184

JPMorgan Chase & Co.	11,495	502
Legg Mason, Inc.	3,400	249
Lincoln National Corp.	5,250	306
Merrill Lynch & Co., Inc.	3,600	193
Morgan Stanley	3,971	211
Northern Trust Corp.	1,900	145
Principal Financial Group, Inc.	2,300	158
Protective Life Corp.	4,050	166
Regions Financial Corp.	6,813	161
U.S. Bancorp	13,800	438
Wachovia Corp. (a)	16,500	627
Washington Mutual, Inc.	10,800	147
Wells Fargo & Co.	14,500	438

		6,444

Health Care (8.4%)
Bristol-Myers Squibb Co.	8,850	235
Brookdale Senior Living, Inc. (a)	5,829	166
Cooper Cos., Inc. (The)	3,750	142
Covidien Ltd.	5,400	239
Johnson & Johnson	8,950	597
Pfizer, Inc.	26,900	611
Quest Diagnostics, Inc.	4,650	246
Wyeth	5,650	250

		2,486

Industrials (12.4%)
3M Co.	5,450	460
Aircastle Ltd.	5,450	143
Emerson Electric Co.	4,154	235
General Electric Co.	23,600	875
R.R. Donnelley & Sons Co.	4,100	155
Southwest Airlines Co. (a)	12,200	149
Tyco International Ltd.	5,950	236
United Parcel Service, Inc., Cl B	4,150	293
United Technologies Corp.	7,000	536
UTI Worldwide, Inc.	7,412	145
Waste Management, Inc.	8,850	289
Weyerhaeuser Co.	2,050	151

		3,667

Information Technology (4.9%)
Electronic Data Systems Corp.	7,450	154
Harris Corp.	2,597	163
International Business Machines Corp. (a)	1,500	162
Jabil Circuit, Inc.	10,200	156
Microchip Technology, Inc. (a)	9,750	306
Motorola, Inc.	16,450	264
Tyco Electronics Ltd.	6,400	238

		1,443

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund—concluded

	Shares	Value($)

Materials (3.1%)
Alcoa, Inc.	7,400	270
E.I. du Pont de Nemours & Co.	5,350	236
Rohm & Haas Co.	4,463	237
Sonoco Products Co.	5,305	173

		916

Telecommunication Services (7.1%)
Alcatel-Lucent ADR (a)	18,550	136
AT&T, Inc.	16,650	692
Embarq Corp.	4,800	238
Sprint Nextel Corp.	25,100	329
Verizon Communications, Inc. (a)	12,240	535
Windstream Corp. (a)	11,300	147

		2,077

Utilities (6.9%)
Dominion Resources, Inc. (a)	5,078	241
Duke Energy Corp.	12,124	245
Edison International	4,300	229
Entergy Corp.	2,000	239
FPL Group, Inc.	3,350	227
PG&E Corp.	5,150	222
Public Service Enterprise Group, Inc.	2,450	241
TECO Energy, Inc. (a)	8,631	148
Xcel Energy, Inc. (a)	10,500	237

		2,029

Total Common Stocks (Cost $26,020)		27,915

Short-Term Investments (11.4%)
Credit Suisse Enhanced Liquidity Fund (b)	3,373,822	3,374

Total Short-Term Investments (Cost $3,374)		3,374

Money Market Funds (5.3%)
STI Classic Institutional Cash Management Money Market Fund (c)	1,553,853	1,554

Total Money Market Funds (Cost $1,554)		1,554

Total Investments (Cost $30,948) (d) — 111.4%		32,843
Liabilities in excess of other assets — (11.4)%		(3,359)

Net Assets — 100.0%		$29,484

(a)	This security or a partial position of the security was on loan at December 31, 2007. The total value of securities on loan at December 31, 2007 in thousands was $3,269.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund

	Shares	Value($)

Common Stocks (98.4%)
Consumer Discretionary (9.7%)
American Eagle Outfitters, Inc.	4,504	94
Darden Restaurants, Inc.	3,005	83
International Game Technology	2,343	103
J.C. Penney Co., Inc.	1,437	63
Mattel, Inc.	4,352	83
McGraw-Hill Cos., Inc. (The)	1,810	79
Men’s Wearhouse, Inc. (The)	2,134	58
Mohawk Industries, Inc.* (a)	1,066	79
Nordstrom, Inc. (a)	1,244	46
Omnicom Group, Inc.	2,480	118
Sotheby’s	2,007	76
Whirlpool Corp.	919	75

		957

Consumer Staples (5.7%)
Church & Dwight Co., Inc.	2,458	133
Clorox Co. (The) (a)	1,490	97
ConAgra Foods, Inc.	4,954	118
Pepsi Bottling Group, Inc. (The)	3,151	124
Reynolds American, Inc.	1,340	89

		561

Energy (10.2%)
Anadarko Petroleum Corp.	1,993	131
Cameron International Corp.*	2,882	139
Chesapeake Energy Corp. (a)	3,357	132
Core Laboratories NV*	728	91
Diamond Offshore Drilling, Inc.	1,011	143
Noble Energy, Inc.	2,108	168
Spectra Energy Corp.	3,390	87
Tesoro Corp.	2,512	120

		1,011

Financials (14.1%)
AMB Property Corp.	1,641	94
Ameriprise Financial, Inc.	2,050	113
Arch Capital Group Ltd.*	1,050	74
Bear Stearns Cos., Inc. (The)	400	35
Discover Financial Services	3,631	55
Entertainment Properties Trust	1,530	72
Genworth Financial, Inc., Cl A	3,805	97
Janus Capital Group, Inc.	2,884	95
Jones Lang LaSalle, Inc.	1,043	74
Legg Mason, Inc.	1,254	92
M&T Bank Corp. (a)	990	81
Marshall & Ilsley Corp.	3,543	94
Principal Financial Group, Inc.	1,998	138
ProLogis	1,663	105
Raymond James Financial, Inc.	3,165	103
SL Green Realty Corp. (a)	815	76

		1,398

Health Care (9.5%)
Becton, Dickinson & Co.	1,339	112
Celgene Corp.*	1,554	72
Endo Pharmaceuticals Holdings, Inc.*	2,928	78
Express Scripts, Inc.*	1,230	90
Henry Schein, Inc.* (a)	1,921	118
Laboratory Corp. of America Holdings*	1,706	129
Millipore Corp.*	1,281	93
Thermo Fisher Scientific, Inc.*	2,159	124
Universal Health Services, Inc., Cl B	2,360	121

		937

Industrials (16.8%)
Copart, Inc.*	3,158	134
Covanta Holding Corp.* (a)	5,070	140
CSX Corp.	2,060	91
Curtiss-Wright Corp. (a)	2,017	101
Dover Corp.	2,825	130
Eaton Corp.	1,556	151
Equifax, Inc.	3,446	125
Goodrich Corp.	1,964	139
Ingersoll-Rand Co., Ltd., Cl A	2,420	113
L-3 Communications Holdings, Inc.	1,108	118
PACCAR, Inc.	1,567	85
Packaging Corp. of America	3,968	112
Toro Co. (The)	1,879	102
Trane, Inc.	2,535	118

		1,659

Information Technology (17.7%)
BMC Software, Inc.*	4,306	154
Cadence Design Systems, Inc.* (a)	6,987	119
Harris Corp.	2,080	130
Jabil Circuit, Inc.	4,828	74
Juniper Networks, Inc.*	4,384	146
Metavante Technologies, Inc.*	1,016	24
NCR Corp.*	3,711	93
Novellus Systems, Inc.* (a)	4,937	136
NVIDIA Corp.*	2,210	75
Paychex, Inc.	3,173	115
Sybase, Inc.* (a)	3,418	89
Teradata Corp.*	3,556	98
Teradyne, Inc.*	6,368	66
Total System Services, Inc. (a)	4,966	139
Tyco Electronics Ltd.	3,009	112
VeriSign, Inc.*	1,866	70
Xerox Corp.	7,308	118

		1,758

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund—concluded

	Shares	Value($)

Materials (5.2%)
Air Products & Chemicals, Inc.	750	74
Albemarle Corp.	2,324	96
FMC Corp.	2,224	121
Steel Dynamics, Inc. (a)	1,736	103
United States Steel Corp.	964	117

		511

Telecommunication Services (2.1%)
Qwest Communications International, Inc.* (a)	13,510	94
Telephone & Data Systems, Inc.	1,882	118

		212

Utilities (7.4%)
American Electric Power Co., Inc.	2,546	119
Edison International	2,745	146
MDU Resources Group, Inc.	4,153	115
OGE Energy Corp.	3,475	126
PG&E Corp.	2,927	126
Xcel Energy, Inc. (a)	4,378	99

		731

Total Common Stocks (Cost $8,291)		9,735

Short-Term Investments (12.5%)
Credit Suisse Enhanced Liquidity Fund (b)	1,234,589	1,235

Total Short-Term Investments (Cost $1,235)		1,235

Money Market Funds (1.9%)
STI Classic Institutional Cash Management Money Market Fund (c)	189,473	189

Total Money Market Funds (Cost $189)		189

Total Investments (Cost $9,715) (d) — 112.8%		11,159
Liabilities in excess of other assets — (12.8)%		(1,262)

Net Assets — 100.0%		$9,897

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan at December 31, 2007. The total value of securities on loan at December 31, 2007 in thousands was $1,190.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund

	Shares	Value($)
Common Stocks (90.9%)
Consumer Discretionary (18.3%)
Aaron Rents, Inc.	8,000	154
ABM Industries, Inc.	9,331	190
Asbury Automotive Group, Inc.	12,448	187
Bassett Furniture Industries, Inc.	7,381	69
bebe Stores, Inc. (a)	12,787	164
Bon-Ton Stores, Inc. (The) (a)	2,000	19
Brown Shoe Co., Inc.	21,639	328
Brunswick Corp.	2,700	46
Christopher & Banks Corp. (a)	10,562	121
Cinemark Holdings, Inc.	3,900	66
Circuit City Stores, Inc. (a)	24,800	104
CKE Restaurants, Inc. (a)	11,080	146
Cobra Electronics Corp.	9,800	47
Courier Corp.	2,000	66
Foot Locker, Inc.	5,100	70
Group 1 Automotive, Inc. (a)	5,600	133
Interface, Inc., Cl A	10,841	177
K-Swiss, Inc., Cl A	11,100	201
Movado Group, Inc.	5,877	149
OfficeMax, Inc.	6,900	143
Ruby Tuesday, Inc.	14,700	143
Sauer-Danfoss, Inc.	2,100	53
Stage Stores, Inc.	9,118	135
Stanley Furniture Co., Inc. (a)	1,700	20
Teleflex, Inc.	2,869	181
Thor Industries, Inc.	2,275	87
Tomkins PLC ADR	244	3
Tuesday Morning Corp. (a)	10,829	55
Winnebago Industries, Inc. (a)	800	17
World Wrestling Entertainment, Inc.	10,200	151

		3,425

Consumer Staples (5.6%)
Church & Dwight Co., Inc.	3,338	180
Del Monte Foods Co.	15,400	146
Flowers Foods, Inc.	882	21
Gruma SA ADR (a)	4,000	53
Longs Drug Stores Corp.	6,100	287
New York Times Co., Cl A (The) (a)	11,100	195
PRIMEDIA, Inc. (a)	14,737	125
Regis Corp.	1,700	47

		1,054

Energy (5.0%)
CARBO Ceramics, Inc. (a)	4,900	183
CHC Helicopter Corp., Cl A	18,500	471
RPC, Inc. (a)	5,200	61
Tidewater, Inc.	2,700	148
Ultrapar Participacoes SA ADR (a)	2,000	69

		932

Financials (17.6%)
Bank of Hawaii Corp.	5,300	271
Banner Corp. (a)	2,500	72
Capital Corp. of the West	1,400	27
Cash America International, Inc.	13,380	432
Cathay General Bancorp (a)	3,100	82
CBRE Realty Finance, Inc. (a)	9,300	50
City National Corp. (a)	2,100	125
East West Bancorp, Inc.	4,046	98
Federal Agricultural Mortgage Corp., Cl A	2,211	58
Glacier Bancorp, Inc. (a)	8,851	166
HCC Insurance Holdings, Inc.	10,800	310
Horizon Financial Corp.	7,120	124
International Bancshares Corp.	3,290	69
Jefferies Group, Inc.	5,626	130
MoneyGram International, Inc. (a)	14,700	226
OneBeacon Insurance Group Ltd.	11,000	237
Preferred Bank	2,116	55
Quadra Realty Trust, Inc. (a)	1,340	11
StanCorp Financial Group, Inc.	6,300	317
UCBH Holdings, Inc. (a)	9,700	137
Washington Federal, Inc.	5,165	109
Washington Real Estate Investment Trust	2,991	94
West Coast Bancorp	4,876	90

		3,290

Health Care (9.8%)
Cooper Cos., Inc. (The) (a)	16,676	634
Dr. Reddy’s Laboratories Ltd. ADR (a)	1,616	29
Ensign Group, Inc.	700	10
LCA-Vision, Inc. (a)	2,300	46
PerkinElmer, Inc.	9,200	239
STERIS Corp.	26,182	755
Vital Signs, Inc.	2,377	122

		1,835

Industrials (19.9%)
Administaff, Inc.	8,346	236
American Ecology Corp.	3,700	87
BlueLinx Holdings, Inc. (a)	7,520	30
Donaldson Co., Inc.	3,100	144
Forward Air Corp.	8,047	251
GATX Corp.	11,800	433
Genesis Lease Ltd. ADR	2,244	42
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund—concluded

	Shares	Value($)
Industrials — continued
Graco, Inc.	10,100	376
Grupo Aeroportuario del Pacifico SA de CV ADR	15,500	691
Heartland Express, Inc. (a)	10,666	151
Herman Miller, Inc.	8,600	279
IDEX Corp.	2,800	101
Lennox International, Inc.	1,419	59
LSI Industries, Inc.	5,862	107
Macquarie Infrastructure Co. LLC	200	8
McGrath Rentcorp	1,800	46
Multi-Color Corp.	1,450	40
Portec Rail Products, Inc.	3,886	43
Quixote Corp.	1,608	30
Seaspan Corp. (a)	2,545	62
UAP Holding Corp.	2,800	108
UTI Worldwide, Inc.	7,400	145
Wabtec Corp. (a)	7,200	248

		3,717

Information Technology (4.3%)
Black Box Corp.	3,000	108
Cohu, Inc.	7,900	121
Fair Isaac Corp. (a)	10,102	325
Ituran Location & Control Ltd.	2,700	30
Keithley Instruments, Inc.	6,400	62
Nam Tai Electronics, Inc.	9,700	109
Patni Computer Systems Ltd. ADR (a)	2,803	46

		801

Materials (7.2%)
Aceto Corp.	7,500	60
Bemis Co., Inc. (a)	6,950	190
Compass Minerals International, Inc.	3,032	124
Cytec Industries, Inc.	2,200	135
Harry Winston Diamond Corp.	4,000	131
Louisiana-Pacific Corp.	8,700	119
RPM International, Inc.	11,600	236
Scotts Miracle-Gro Co. (The), Cl A	5,700	213
Valspar Corp. (The)	6,200	140

		1,348

Telecommunication Services (1.0%)
Alaska Communications Systems Group, Inc.	9,500	142
SureWest Communications	2,146	37

		179

Utilities (2.2%)
Companhia de Saneamento Basico do Estado de Sao Paulo ADR (a)	1,900	89
PNM Resources, Inc. (a)	8,600	184
Portland General Electric Co.	4,700	131

		404

Total Common Stocks (Cost $17,146)		16,985

Short-Term Investments (17.9%)
Credit Suisse Enhanced Liquidity Fund (b)	3,353,209	3,353

Total Short-Term Investments (Cost $3,353)		3,353

Money Market Funds (10.1%)
STI Classic Institutional Cash Management Money Market Fund (c)	1,887,080	1,887

Total Money Market Funds (Cost $1,887)		1,887

Total Investments (Cost $22,386) (d) —118.9%		22,225
Liabilities in excess of other assets — (18.9)%		(3,530)

Net Assets — 100.0%		$18,695

(a)	This security or a partial position of the security was on loan at December 31, 2007. The total value of securities on loan at December 31, 2007 in thousands was $3,204.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate Investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC VARIABLE TRUST December 31, 2007 (Amounts in thousands)

		Large Cap
	Large Cap Core	Growth Stock	Large Cap Value	Mid-Cap Core	Small Cap Value
	Equity Fund	Fund	Equity Fund	Equity Fund	Equity Fund
Assets:
Total Investments, at Cost	$11,677	$31,016	$30,948	$9,715	$22,386

Investments, at Value*	$12,877	$38,374	$31,289	$10,970	$20,338
Investments in Affiliates, at Value	551	92	1,554	189	1,887

Total Investments	13,428	38,466	32,843	11,159	22,225

Interest and Dividends Receivable	14	32	49	31	31
Receivable for Capital Shares Issued	21	5	39	2	32
Receivable for Investment Securities Sold	208	—	—	11	733
Prepaid Expenses	1	2	1	1	1

Total Assets	13,672	38,505	32,932	11,204	23,022

Liabilities:
Payable for Investment Securities Purchased	47	—	—	30	923
Payable for Capital Shares Redeemed	5	32	1	11	1
Payable for Collateral Received on Securities Loaned	301	3,260	3,374	1,235	3,353
Investment Advisory Fees Payable	6	23	17	6	12
Administration, Fund Accounting and Transfer Agency Fees Payable	—	1	1	—	1
Custodian Fees Payable	1	1	1	3	3
Other Fees Payable	28	64	54	22	34

Total Liabilities	388	3,381	3,448	1,307	4,327

Net Assets	$13,284	$35,124	$29,484	$9,897	$18,695

Net Assets Consist of:
Capital	$10,635	$23,601	$25,271	$7,582	$13,952
Accumulated Net Investment Income	38	146	99	43	120
Accumulated Net Realized Gains from Investment Transactions	860	3,927	2,219	828	4,784
Net Unrealized Appreciation/(Depreciation) on Investments	1,751	7,450	1,895	1,444	(161)

Net Assets	$13,284	$35,124	$29,484	$9,897	$18,695

Shares Outstanding (unlimited number of shares authorized, no par value):	1,078	1,922	1,639	813	1,464
Net Asset Value, Offering, and Redemption Price Per Share:(a)	$12.32	$18.27	$17.99	$12.17	$12.77
Amounts designated as “—” are $0 or have been rounded to $0

*	Includes securities on loan of $287, $3,158, $3,269, $1,190, and $3,204, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC VARIABLE TRUST For the Year Ended December 31, 2007 (Amounts in thousands)

		Large Cap
	Large Cap Core	Growth Stock	Large Cap Value	Mid-Cap Core	Small Cap Value
	Equity Fund	Fund	Equity Fund	Equity Fund	Equity Fund
Investment Income:
Dividend Income	$294	$487	$827	$162	$381
Dividend Income from Affiliated Investment Companies	25	33	43	6	54
Net Income from Securities Lending	2	15	8	3	12

Total Investment Income	321	535	878	171	447

Expenses:
Investment Advisory Fees	128	359	274	117	241
Administration, Fund Accounting and Transfer Agency Fees	5	11	10	5	8
Distribution Fees	2	4	4	1	2
Compliance Services Fees	—	1	1	—	—
Custodian Fees	4	5	7	6	11
Professional Fees	17	42	38	13	24
Printing Fees	20	39	26	18	27
Trustees’ Fees	—	1	1	—	—
Other Fees	3	4	3	3	3

Total Expenses	179	466	364	163	316
Less: Investment Advisory Fees Waived	(26)	(64)	(34)	(31)	(62)
Less: Administration Fees Waived	—	—	—	—	—
Less: Distribution Fees Waived	(2)	(4)	(4)	(1)	(2)

Net Expenses	151	398	326	131	252

Net Investment Income	170	137	552	40	195

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Investment Transactions	917	3,971	4,962	883	4,869
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(864)	1,115	(3,939)	(186)	(4,311)

Net Realized and Unrealized Gain on Investments	53	5,086	1,023	697	558

Change in Net Assets from Operations	$223	$5,223	$1,575	$737	$753

Amounts designated as “—” are $0 or have been rounded to $0.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Periods Indicated (Amounts in thousands)

	Large Cap Core Equity Fund		Large Cap Growth Stock Fund		Large Cap Value Equity Fund
	01/01/07-	01/01/06-	01/01/07-	01/01/06-	01/01/07-	01/01/06-
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
Operations:
Net Investment Income	$170	$160	$137	$119	$552	$549
Net Realized Gain from Investment Transactions	917	885	3,971	2,175	4,962	4,513
Net Change in Unrealized Appreciation/ (Depreciation) on Investments	(864)	892	1,115	2,039	(3,939)	2,576

Change in Net Assets from Operations	223	1,937	5,223	4,333	1,575	7,638

Dividends and Distributions to Shareholders:
Net Investment Income	(176)	(157)	(150)	(120)	(528)	(534)
Net Realized Gains	(882)	(877)	(2,051)	(2,422)	—	—

Total Dividends and Distributions	(1,058)	(1,034)	(2,201)	(2,542)	(528)	(534)

Capital Transactions:
Proceeds from Shares Issued	2,831	3,400	1,686	3,217	3,335	4,540
Dividends Reinvested	1,058	1,034	2,201	2,542	528	534
Cost of Shares Redeemed	(4,351)	(2,908)	(11,856)	(13,786)	(13,120)	(12,512)

Change in Net Assets from Capital Transactions	(462)	1,526	(7,969)	(8,027)	(9,257)	(7,438)

Change in Net Assets	(1,297)	2,429	(4,947)	(6,236)	(8,210)	(334)

Net Assets:

Beginning of Year	14,581	12,152	40,071	46,307	37,694	38,028

End of Year	$13,284	$14,581	$35,124	$40,071	$29,484	$37,694

Accumulated Net Investment Income, End of Year	$38	$17	$146	$148	$99	$75

Share Transactions:
Issued	210	265	97	194	180	280
Reinvested	83	85	130	161	29	33
Redeemed	(321)	(227)	(675)	(835)	(706)	(778)

Change in Shares	(28)	123	(448)	(480)	(497)	(465)

Amounts designated as “—” are $0 or have been rounded to $0.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Periods Indicated (Amounts in thousands)

	Mid-Cap Core Equity Fund		Small Cap Value Equity Fund
	01/01/07-	01/01/06-	01/01/07-	01/01/06-
	12/31/07	12/31/06	12/31/07	12/31/06
Operations:
Net Investment Income	$40	$48	$195	$101
Net Realized Gain from Investment Transactions	883	1,662	4,869	4,588
Net Change in Unrealized Appreciation/ (Depreciation) on Investments	(186)	(306)	(4,311)	(1,467)

Change in Net Assets from Operations	737	1,404	753	3,222

Dividends and Distributions to Shareholders:
Net Investment Income	(26)	(54)	(182)	(93)
Net Realized Gains	(1,683)	(1,012)	(4,458)	(5,051)

Total Dividends and Distributions	(1,709)	(1,066)	(4,640)	(5,144)

Capital Transactions:
Proceeds from Shares Issued	468	642	4,805	3,897
Dividends Reinvested	1,709	1,066	4,640	5,144
Cost of Shares Redeemed	(4,334)	(4,056)	(8,865)	(5,387)

Change in Net Assets from Capital Transactions	(2,157)	(2,348)	580	3,654

Change in Net Assets	(3,129)	(2,010)	(3,307)	1,732

Net Assets:

Beginning of Year	13,026	15,036	22,002	20,270

End of Year	$9,897	$13,026	$18,695	$22,002

Accumulated Net Investment Income, End of Year	$43	$22	$120	$74

Share Transactions:
Issued	33	46	289	207
Reinvested	140	83	343	339
Redeemed	(307)	(295)	(529)	(296)

Change in Shares	(134)	(166)	103	250

Amounts designated as “—” are $0 or have been rounded to $0.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC VARIABLE TRUST Selected Data For a Share of Beneficial Interest Outstanding Throughout Periods Indicated

		Net		Net Realized		Dividends
		Investment		and Unrealized		from Net	Distributions	Total
	Net Asset Value,	Income		Gains (Losses)	Total From	Investment	from Net	Dividends and	Net Asset Value,
	Beginning of Year	(Loss)		on Investments	Operations	Income	Realized Gains	Distributions	End of Year
Large Cap Core Equity Fund
Year Ended December 31, 2007	$13.18	$0.15		$(0.01)	$0.14	$(0.16)	$(0.84)	$(1.00)	$12.32
Year Ended December 31, 2006	12.37	0.17		1.73	1.90	(0.16)	(0.93)	(1.09)	13.18
Year Ended December 31, 2005	11.45	0.11		0.92	1.03	(0.11)	—	(0.11)	12.37
Year Ended December 31, 2004	10.10	0.09	(a)	1.35	1.44	(0.09)	—	(0.09)	11.45
Year Ended December 31, 2003	8.05	0.08	(a)	2.04	2.12	(0.07)	—	(0.07)	10.10

Large Cap Growth Stock Fund
Year Ended December 31, 2007	16.91	0.08		2.41	2.49	(0.07)	(1.06)	(1.13)	18.27
Year Ended December 31, 2006	16.25	0.05		1.64	1.69	(0.05)	(0.98)	(1.03)	16.91
Year Ended December 31, 2005	16.42	0.02		(0.17)	(0.15)	(0.02)	—	(0.02)	16.25
Year Ended December 31, 2004	15.41	0.03		1.01	1.04	(0.03)	—	(0.03)	16.42
Year Ended December 31, 2003	13.01	(0.03	) (a)	2.43	2.40	—	—	—	15.41

Large Cap Value Equity Fund
Year Ended December 31, 2007	17.65	0.31		0.32	0.63	(0.29)	—	(0.29)	17.99
Year Ended December 31, 2006	14.62	0.24		3.02	3.26	(0.23)	—	(0.23)	17.65
Year Ended December 31, 2005	14.32	0.23		0.30	0.53	(0.23)	—	(0.23)	14.62
Year Ended December 31, 2004	12.60	0.19		1.72	1.91	(0.19)	—	(0.19)	14.32
Year Ended December 31, 2003	10.39	0.17	(a)	2.21	2.38	(0.17)	—	(0.17)	12.60

Mid-Cap Core Equity Fund
Year Ended December 31, 2007	13.75	0.06		0.66	0.72	(0.03)	(2.27)	(2.30)	12.17
Year Ended December 31, 2006	13.51	0.04		1.32	1.36	(0.05)	(1.07)	(1.12)	13.75
Year Ended December 31, 2005	11.87	0.07		1.63	1.70	(0.06)	—	(0.06)	13.51
Year Ended December 31, 2004	10.23	0.08		1.63	1.71	(0.07)	—	(0.07)	11.87
Year Ended December 31, 2003	7.93	0.05	(a)	2.30	2.35	(0.05)	—	(0.05)	10.23

Small Cap Value Equity Fund
Year Ended December 31, 2007	16.16	0.15		0.46	0.61	(0.14)	(3.86)	(4.00)	12.77
Year Ended December 31, 2006	18.24	0.09		2.52	2.61	(0.08)	(4.61)	(4.69)	16.16
Year Ended December 31, 2005	18.33	0.08		2.00	2.08	(0.08)	(2.09)	(2.17)	18.24
Year Ended December 31, 2004	14.80	0.05	(a)	3.52	3.57	(0.04)	—	(0.04)	18.33
Year Ended December 31, 2003	10.75	0.07	(a)	4.05	4.12	(0.07)	—	(0.07)	14.80

(a)	Per share data calculated using average shares outstanding method.
See Notes to Financial Statements.

				Ratio of Expenses to Average Net Assets
	Net Assets, End of	Ratio of Net Expenses to	Ratio of net Investment Income	(Excluding Waivers, Reimbursements,	Portfolio Turnover
Total Return	Year (000)	Average Net Assets	(Loss) to Average Net Assets	and Expense Offset)	Rate

0.79%	$13,284	1.00%	1.13%	1.19%	68%
16.19	14,581	1.00	1.29	1.23	47
9.03	12,152	1.06	0.97	1.11	47
14.30	11,444	1.18	0.87	1.53	44
26.49	9,198	1.20	0.92	2.20	22

15.28	35,124	1.08	0.37	1.26	91
10.83	40,071	1.12	0.28	1.28	82
(0.90)	46,307	1.13	0.14	1.22	80
6.75	54,862	1.15	0.19	1.43	79
18.45	59,367	1.15	(0.21)	1.50	91

3.56	29,484	0.95	1.61	1.06	93
22.46	37,694	0.95	1.46	1.12	91
3.75	38,028	0.93	1.58	0.95	100
15.29	47,013	0.95	1.43	1.11	85
23.12	45,484	0.95	1.52	1.19	54

5.18	9,897	1.12	0.34	1.39	44
10.72	13,026	1.15	0.34	1.46	181
14.32	15,036	1.15	0.50	1.36	115
16.82	16,382	1.15	0.71	1.65	79
29.72	16,182	1.15	0.60	1.84	182

2.55	18,695	1.20	0.93	1.51	65
16.10	22,002	1.20	0.46	1.44	74
11.90	20,270	1.20	0.47	1.34	57
24.19	25,960	1.20	0.33	1.57	52
38.44	20,381	1.20	0.56	1.79	27
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC VARIABLE TRUST December 31, 2007
1. Organization
The STI Classic Variable Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940 (“the 1940 Act”), as amended, as an open-end management investment company offering five funds as of December 31, 2007. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Large Cap Core Equity Fund (formerly Large Cap Relative Value Fund), the Large Cap Growth Stock Fund (formerly Capital Appreciation Fund), the Large Cap Value Equity Fund, the Mid-Cap Core Equity Fund (formerly Mid-Cap Equity Fund), and the Small Cap Value Equity Fund (each a “Fund” and collectively the “Funds”). Shareholders have no preemptive rights. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. Each Fund’s prospectus provides a description of that Fund’s investment objectives, policies and strategies.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective daily net asset values.
Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board of Trustees of the Trust (the “Board”). The Funds’ Pricing and Valuation Procedures will be performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.
Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned and maintained in an amount equal to at least 102% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.
A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the Credit Suisse Enhanced Liquidity Fund (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At December 31, 2007, the Portfolio was invested in repurchase agreements, certificates of deposit and medium term notes (with interest rates ranging from 4.250% to 5.403% and maturity dates ranging from 1/2/2008 to 3/12/2010).
The Funds paid securities lending fees for the period ended December 31, 2007, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fees ($)
Large Cap Core Equity Fund	332
Large Cap Growth Stock Fund	2,561
Large Cap Value Equity Fund	1,412
Mid-Cap Core Equity Fund	471
Small Cap Value Equity Fund	2,211
Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day.
Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the STI Classic Funds (collectively, the “STI Complex”) are allocated across the STI Complex based upon relative net assets or another appropriate basis. As of December 31, 2007, the Trust represented 0.28% of net assets of the STI Complex.
Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
New Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.
Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.
As required, effective June 29, 2007, the Trust adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely- than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The Funds are subject to federal and various state jurisdictions for income tax purposes. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time. The adoption of FIN 48 did not impact the Trust’s net assets or results of operations.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
3. Agreements and Other Transactions with Affiliates
Investment Advisory Agreement — The Trust and Trusco Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement.
Under the terms of the agreement, the Funds are charged annual advisory fees which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the period ended December 31, 2007 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007

	Maximum and	Advisory Fees
	Overall Annual	Waived or	Net Annual
	Advisory Fee (%)	Reimbursed (%)	Fees Paid (%)
Large Cap Core Equity Fund	0.85	(0.17)	0.68
Large Cap Growth Stock Fund	0.97	(0.17)	0.80
Large Cap Value Equity Fund	0.80	(0.10)	0.70
Mid-Cap Core Equity Fund	1.00	(0.26)	0.74
Small Cap Value Equity Fund	1.15	(0.30)	0.85
The Investment Adviser has contractually agreed, until at least May 1, 2008, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expenses, expressed as a percentage of average daily net assets, as noted below:

	Total Operating Expenses (%)	Total Operating Expenses (%)
	1/1/07 - 4/30/07	5/1/07 - 12/31/07
Large Cap Core Equity Fund	1.00	1.00
Large Cap Growth Stock Fund	1.12	1.05
Large Cap Value Equity Fund	0.95	0.95
Mid-Cap Core Equity Fund	1.15	1.10
Small Cap Value Equity Fund	1.20	1.20
Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expenses identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the limits on Total Operating Expenses in place at that time. During the period ended December 31, 2007, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of December 31, 2007, the cumulative potential reimbursement based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement (until May 1, 2010), as reduced by amounts forfeited during the period, are as follows (in thousands):

Amount ($)
Large Cap Core Equity Fund	60
Large Cap Growth Stock Fund	134
Large Cap Value Equity Fund	101
Mid-Cap Core Equity Fund	83
Small Cap Value Equity Fund	133
Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly (expressed as a percentage of the combined average daily net assets of the STI Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.
The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the STI Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the STI Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually for the STI Complex, and will not be recouped by the Administrator in subsequent years.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
Distribution Agreement — The Trust and Foreside Distribution Services, L.P. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives an annual fee of $37,500 which will be borne, by the Investment Adviser, for the services it performs pursuant to the Distribution Agreement. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) was the distributor for the Funds under a distribution agreement between BISYS and the Investment Adviser.
Custodian Agreements — SunTrust Bank acts as Custodian for the Funds. The Funds pay custody fees on the basis of their respective net assets and transaction costs.
Other — Certain officers of the STI Complex are also officers of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman ($)	Trustee ($)
Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000
The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under the plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the STI Classic Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of December 31, 2007, under the deferred compensation plan, the Trust had a deferred liability of approximately $189.
The Investment Adviser provides services to the STI Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the STI Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the STI Complex and are reflected on the Statements of Operations as “Compliance Service Fees”.
4. Investment Transactions
The cost of security purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. government securities, for the year ended December 31, 2007, were as follows (in thousands):

		Sales and
	Purchases ($)	Maturities ($)
Large Cap Core Equity Fund	9,769	10,761
Large Cap Growth Stock Fund	33,196	43,009
Large Cap Value Equity Fund	31,143	40,510
Mid-Cap Core Equity Fund	5,107	8,748
Small Cap Value Equity Fund	12,882	17,176

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
5.	Federal Tax Information

At December 31, 2007, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2007 were as follows:

		Tax Unrealized	Tax Unrealized	Net Tax Unrealized
	Tax Cost($)	Appreciation($)	(Depreciation)($)	Appreciation/ (Depreciation)($)
Large Cap Core Equity Fund	11,686	2,255	(513)	1,742
Large Cap Growth Stock Fund	31,024	7,635	(193)	7,442
Large Cap Value Equity Fund	30,994	3,894	(2,045)	1,849
Mid-Cap Core Equity Fund	9,760	1,779	(380)	1,399
Small Cap Value Equity Fund	22,447	2,263	(2,485)	(222)
The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Net Long Term	Total Distributions
	Income($)	Capital Gains($)	Paid($)
Large Cap Core Equity Fund	390	668	1,058
Large Cap Growth Stock Fund	462	1,739	2,201
Large Cap Value Equity Fund	528	—	528
Mid-Cap Core Equity Fund	179	1,530	1,709
Small Cap Value Equity Fund	1,199	3,441	4,640
The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Net Long Term	Total Distributions
	Income($)	Capital Gains($)	Paid($)
Large Cap Core Equity Fund	157	877	1,034
Large Cap Growth Stock Fund	645	1,897	2,542
Large Cap Value Equity Fund	534	—	534
Mid-Cap Core Equity Fund	54	1,012	1,066
Small Cap Value Equity Fund	766	4,378	5,144
As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed			Accumulated		Total
		Long Term		Capital	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	and Other	Appreciation/	Earnings
	Income($)	Gains($)	Earnings($)	Losses($)	(Depreciation)($)*	(Deficit)($)
Large Cap Core Equity Fund	380	760	1,140	(271)	1,742	2,611
Large Cap Growth Stock Fund	298	3,637	3,935	—	7,442	11,377
Large Cap Value Equity Fund	119	2,146	2,265	—	1,849	4,114
Mid-Cap Core Equity Fund	371	502	873	—	1,399	2,272
Small Cap Value Equity Fund	1,583	3,262	4,845	—	(222)	4,623
During the year ended December 31, 2007, the Large Cap Value Equity Fund utilized $2,716 in capital loss carry forwards, in thousands. Net Capital Losses incurred after October 31, and within the taxable year are deemed to arise of the first business day of the Funds’ next taxable year. The Large Cap Core Equity Fund has incurred and will elect to defer $271 in capital losses, in thousands.

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.
Amounts designated as “—” are either $0 or have been rounded to $0.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC VARIABLE TRUST December 31, 2007
To the Shareholders and Board of Trustees of
STI Classic Variable Trust:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, and Small Cap Value Equity Fund (constituting STI Classic Variable Trust, hereafter referred to as the “Trust”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2008

OTHER FEDERAL TAX INFORMATION
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the fiscal year ended December 31, 2007 qualify for the corporate dividends received deduction:

Dividend Received
Deduction (%)
Large Cap Core Equity Fund	54.78
Large Cap Growth Stock Fund	96.86
Large Cap Value Equity Fund	100.00
Mid-Cap Core Equity Fund	73.80
Small Cap Value Equity Fund	26.32

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Mr. Ridley is a trustee who may be deemed to be an “interested person” of the Trust.

Name, Business Address,	Position	Term of		Number of
State of Residence and	Held With	Office and Length	Principal Occupation(s)	Portfolios in Fund	Other Directorships
Date of Birth	Trust	of Time Served	During the Past 5 Years	Complex Overseen	Held

INTERESTED TRUSTEES*:

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since January 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

INDEPENDENT TRUSTEES:

Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	57	Genuine Parts Company; Oxford Industries

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc.; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

*	Mr. Ridley may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act because of a material business relationship with the parent of the Investment Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)

Term of
Name, Address and	Position(s) Held	Office and Length
Date of Birth	with Trust	of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS:

Julia Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One-year; since July 2007	Managing Director, Product Manager, Trusco Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One-year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003);

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One-year; since March 2007	Senior Vice President (since January 2008), Vice President (1994 — January 2008) Citi Fund Services Ohio, Inc.

Trent Statczar 3435 Stelzer Road Columbus, OH 43219 DOB 8/71	Assistant Treasurer	One-year since November 2007	Senior Vice President (since January 2008), Vice President (2003 — January 2008) Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One-year; since February 2005	Senior Vice President , Regulatory Administration, Citi Fund Services Ohio, Inc.(since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Kerry Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One-year; since February 2008	Vice President (since January 2008), Counsel (since July, 2007), Assistant Counsel (January 2006— June 2007) Legal Services, Citi Fund Services Ohio, Inc.; from June 2004 to May 2005, employee of CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

ADDITIONAL INFORMATION
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT
The continuance of the Trust’s investment advisory agreement with Trusco Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreement for another year.
In considering the renewal of the agreement this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 23, 2007, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 13, 2007, at which it specifically considered the renewal of the agreement. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreement.
At both meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreement. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreement in light of this information.
Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the renewal of the agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:
Nature, Extent, and Quality of Services
The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. In addition, the Board reviewed the Adviser’s organizational restructuring plan for 2008 and its potential effects on the Funds’ shareholders. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.

ADDITIONAL INFORMATION (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
Performance
The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.
Fund Expenses
With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. In particular, with respect to a Fund whose fee comparison ranked it high among its peer group, the Board considered the Adviser’s plan to implement new contractual fee waivers for that Fund. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.
Profitability
The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.
Economies of Scale
The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
Expense Examples
As a shareholder of the STI Classic Variable Trust, you incur ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/01/07	12/31/07	7/01/07 - 12/31/07	7/01/07 - 12/31/07
Large Cap Core Equity Fund	$1,000.00	$929.60	$4.86	1.00%
Large Cap Growth Stock Fund	1,000.00	1,096.70	5.55	1.05
Large Cap Value Equity Fund	1,000.00	952.00	4.67	0.95
Mid-Cap Core Equity Fund	1,000.00	961.90	5.39	1.09
Small Cap Value Equity Fund	1,000.00	908.00	5.77	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/01/07	12/31/07	7/01/07 - 12/31/07	7/01/07 - 12/31/07
Large Cap Core Equity Fund	$1,000.00	$1,020.16	$5.09	1.00%
Large Cap Growth Stock Fund	1,000.00	1,019.91	5.35	1.05
Large Cap Value Equity Fund	1,000.00	1,020.42	4.84	0.95
Mid-Cap Core Equity Fund	1,000.00	1,019.71	5.55	1.09
Small Cap Value Equity Fund	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

ADDITIONAL INFORMATION (continued)
STI CLASSIC VARIABLE TRUST December 31, 2007
(Unaudited)
Special Meeting of Shareholders
A special meeting of the shareholders of STI Class Variable Trust was held on January 30, 2008. At the meeting, shareholders voted and approved the following proposals,
     Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

	# of Shares	% of Outstanding Shares	% of Shares Present
Jeffrey M. Biggar
Affirmative	6,579,428.109	94.343%	95.578%
Withhold	304,420.348	4.365%	4.422%

Total	6,883,848.457	98.708%	100.000%

George C. Guynn
Affirmative	6,587,354.241	94.456%	95.693%
Withhold	296,494.216	4.252%	4.307%

Total	6,883,848.457	98.708%	100.000%

Sidney E. Harris
Affirmative	6,581,214.171	94.368%	95.604%
Withhold	302,634.286	4.340%	4.396%

Total	6,883,848.457	98.708%	100.000%

Warren Y. Jobe
Affirmative	6,580,767.574	94.362%	95.597%
Withhold	303,080.883	4.346%	4.403%

Total	6,883,848.457	98.708%	100.000%

Connie D. McDaniel
Affirmative	6,549,975.936	93.920%	95.150%
Withhold	333,872.521	4.788%	4.850%

Total	6,883,848.457	98.708%	100.000%

Clarence H. Ridley
Affirmative	6,574,080.344	94.266%	95.500%
Withhold	309,768.113	4.442%	4.500%

Total	6,883,848.457	98.708%	100.000%

Charles D. Winslow
Affirmative	6,578,015.208	94.322%	95.557%
Withhold	305,833.249	4.386%	4.443%

Total	6,883,848.457	98.708%	100.000%
Proxy Voting
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.
Portfolio Holdings Information
The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

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Investment Adviser:
Trusco Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Variable Trust can be found in the Fund’s prospectus. For additional information please call 1-888-784-3863. Please read the prospectus carefully before investing.
Distributor:
Foreside Distribution Services, L.P.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Connie McDaniel, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

		Current Year	Previous Year
(a)	Audit Fees	$90,500	$106,300

(b)	Audit-Related Fees	$12,800(1)	$11,700 (1)

(1)	Services related to security count examinations under Rule 17f-2 of the Investment Company Act.

(c)	Tax Fees	$0	$0

(d)	All Other Fees	$0	$0

e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the

Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$1,152,883 (1)	$4,450,959 (1)

(1) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

(h)	In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a — 3(d) under the Act (17 CFR 270.30a — 3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	STI Classic Variable Trust

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean, Treasurer, STI Classic Variable Trust Funds
Date March 7, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean, Treasurer, STI Classic Variable Trust Funds
Date March 7, 2008

By (Signature and Title)*	/s/ Julia Short

Julia Short, President, STI Classic Variable Trust Funds
Date March 7, 2008

*	Print the name and title of each signing officer under his or her signature.